Exhibit 99.2

REFINITIV STREETEVENTS EDITED TRANSCRIPT Q4 2021 VOXX International Corp Earnings Call EVENT DATE/TIME: MAY 13, 2021 / 9:00PM GMT

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Exhibit 99.2

CORPORATE PARTICIPANTSCharles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorPatrick M. Lavelle VOXX International Corporation - President, CEO & DirectorCONFERENCE CALL PARTICIPANTS   - Glenn Wiener GW Communications LLC - Owner   - PRESENTATIONOperatorGood day, and thank you for standing by. Welcome to the VOXX International's Fiscal 2021 Conference Call. (Operator Instructions) And please be advised that today's conference is being recorded.I would now like to hand the conference over to your speaker today, Glenn Wiener, Investor Relations. Please go ahead.─────────────────────────────────────────────────────────────────────────────────────Glenn Wiener GW Communications LLC - OwnerThank you, Laurie. Good afternoon, and welcome to VOXX International's Fiscal 2021 Fourth Quarter and Year-end Conference Call. Our Form 10-K was filed with the SEC. Our press release announcing results was issued as well just after market close. And both documents can be found on the IR section of our website, as can our updated investor presentation, which is in the Events and Presentations section.Speaking from management today will be Pat Lavelle, President and Chief Executive Officer; and Michael Stoehr, Senior Vice President and Chief Financial Officer. Both will have prepared remarks, and we'll open up the call for questions. Our Chairman and founder, John Shalam, is also with us, and he is available for questions as well.Our call is being webcast live over the Internet, and a replay will be available approximately 1 hour after the completion of this call. I'd like to remind everyone that except for historical information contained herein, statements made on today's call and webcast that would constitute forward-looking statements are based on currently available information. The company assumes no responsibility to update any such forward-looking statements and I'd like to point you to the risk factors associated with our business, which are detailed in our Form 10-K for the period ended February 28, 2021.Now in the past, we've issued our results after market close and held our conference call and webcast the following morning. However, as tomorrow is Friday, we wanted to avoid that. And mainly because, as you saw from the documents published, VOXX' momentum has continued, and the company improved both its quarterly and annual top and bottom-line results significantly on a year-over-year basis, with continued growth expected. But I'll save that for Pat's remarks. I'd also like to add that VOXX

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Exhibit 99.2

will be presenting at the Stifel 2021 Virtual Cross Sector Insight Conference. It's a virtual event, and VOXX will be hosting one-on-one meetings all day with a live presentation from Pat Lavelle on June 9 at 2:40 p.m. Eastern. The presentation will be webcast on the VOXX International website in the IR section, again under Events and Presentations.And for those who want to meet with management, you can request a meeting by contacting your Stifel sales rep or if you reach out to my office, I'll put you in touch. There are some other conferences we intend to present at in the second half of the year. And we will provide further details as they are confirmed.And with that, at this time, it's my pleasure to turn the call over to Pat.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThank you, Glenn, and good afternoon, everyone. The momentum that we built throughout the fiscal year carried into our fourth quarter. And we are expecting continued growth and strong profitability and cash flow in fiscal 2022. Mike will provide more of the financial details, but I do want to call out some of the highlights, which will provide more color around my business segment commentary.When comparing our fiscal fourth quarter, net sales were up over 60%. Gross profit, while down on a percentage basis due primarily to the new premium audio distribution agreements we set up, was up $13.8 million. Operating income of $3.9 million marked a $38.9 million improvement, and Adjusted EBITDA of $11.9 million was up $10.2 million for the quarter. Comparing our fiscal 2021 versus fiscal 2020 results, net sales grew by 42.7%. Operating income of $22.5 million, increased $72.8 million over last year. Adjusted EBITDA of $46.9 million grew by $42.1 million. And we ended fiscal '21 with close to $60 million in cash and cash equivalents and only $7.1 million of debt related to our Florida mortgage.Our balance sheet is strong. And with our cash position, anticipated cash from operations and access to capital through our credit facilities, we believe we're in excellent financial position. And this is key, especially now as there are many companies with strong brands, products and distribution that may not be in the best financial position to support their business. We are going to be very diligent in our use of cash, and we'll continue to evaluate strategic transactions that can improve our business and enhance stockholder value.No doubt this was a challenging year for most companies given the global environment and the impact of COVID, but we persevered.And I have to say I am very proud of the VOXX team, especially how they adapted and continued to support our customers. The steps we took over the past 2 years to reposition and realign VOXX has worked and resulted in strong top-line growth and significant improvements across the board on the bottom-line. We secured new retail customers, set up new subsidiaries and added powerful brands.We made 2 strategic acquisitions, one of which made us the clear-cut market leader in remote start and

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Exhibit 99.2

security products, and the other added new lines sold to OEMs, including the heavy-duty truck market.We entered into an alliance with Amazon to bring Fire TV to the vehicle and secured long-term awards with Ford and Stellantis.We launched a number of new high-end premium audio products while expanding our distribution. And this year, we expect to add more.And lastly, we entered into a number of new alliances to bring EyeLock's products to market. We were officially awarded a large multi-year healthcare contract with a major health care hardware supplier. We are now in the process of integrating EyeLock's technology into their new product lineup. We have several projects underway that are in the testing phase. And as announced last week, we reached an agreement with GalvanEyes Partners, a new LLC set up by Beat Kahli, our largest shareholder.Consider our results and add COVID to the mix, many big box retailers, specialty stores and aftermarket dealers were closed and are operating with fewer shifts and carrying less products in-store. The biggest impact of COVID was on the automotive side, with multiple plant closures, delaying vehicle production and future launches. GM, Ford, Stellantis, Subaru for example, all VOXX customers, were forced to close plants during 2021. However, we were fortunate in that many of our consumer product lines and especially our premium audio products were in higher demand, as they are considered to be stay-at-home products. As we all know, people are working from home and still are, even with the gradual return we are seeing now.I'm often asked if the growth experienced in fiscal 2021 is sustainable. Our projections are for growth over the full year, but we also know it will be choppy in the quarters due to the chipset, parts, and container shortages. We're not alone here. It's an issue most companies are facing right now. We are almost through our first quarter, and our growth has continued, but these issues could impact growth in Q2 with container shortages or port delays pushing some sales out of the quarter or losing a turn here or there. However, we have seen this coming for months and extended our lead times, purchased long-lead parts sometimes out a year or more...and we scheduled shipments earlier, so that we can ensure we have the inventory to hit our third quarter projections, which are the most impactful in terms of our annual results.But why we are so optimistic is about the next few years. And I'll turn now to the segments to highlight why.In Automotive: On my last conference call, I noted that VOXX Automotive had received over $400 million in new awards with approximately $330 million of incremental business. The majority was for our new rear-seat entertainment system EVOLVE with Amazon's Fire TV built-in. We secured large multi-year contracts with Stellantis and Ford, which will begin this summer and fall, respectively. Other OEM contracts we were awarded were for remote start and security products and through VSM for a variety of products with new awards with Volvo, Polaris and Subaru. This past quarter and in the early part of

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Exhibit 99.2

our fiscal 2022 first quarter, VSM was awarded new programs with Navistar and MekraLang, typically, 7-year contracts, adding approximately $10 million of new awards in the heavy-duty truck market and for school buses. Additionally, for EVOLVE, we are in discussions with a number of other OEMs, and it is our belief that we will have new awards in fiscal '22, which would positively impact results once programs begin.Our strong automotive segment results were certainly boosted by the acquisitions of VSM and Directed, which helped offset lower OEM volume due to COVID and the plant shutdowns that I just referenced. With the new programs coming online in our fiscal second and third quarter, along with a full year of DEI's results, the automotive segment is poised for growth, and we believe, will double within the next 2 to 3 years when we compare it against fiscal 2020. This segment has the potential to grow even more in the following years.Our core Automotive business is strong. Our customer roster is expanding, and we are selling into new markets with new product lines. We are continuously looking at potential tuck-in acquisitions that could strengthen our offerings, our customer base and reach, which has always been a key part of our strategy.The chip shortage will be a factor near-term. It is impacting the entire industry and many of our OEM customers. With that said, we have been told by Stellantis and Ford that their launch plans are relatively on schedule, though volumes may be a little lower due to part shortages but will ramp up thereafter. We are in discussions regarding adding new vehicles, which if successful, should more than offset any impact due to shortages over the life of the programs.In Consumer Electronics, the group had an exciting year marked by the establishment of the Premium Audio company, led by the Klipsch management team and the formation of 11TC. We launched several new products, which were well received by our customers and consumers. We expanded our retail distribution and through 11 TC, added distribution of the Onkyo, Pioneer, Pioneer Elite, and Integra brands. As we announced last week, we are pursuing the acquisition of Onkyo Home Entertainment brands with Sharp as our partner. We had modest sales in fiscal 2021, and our outlook in fiscal 2022 is based on the successful resolution of this transaction. The final agreement will be presented to the Onkyo shareholders on June 25. It's our hope that we can finalize the agreement and then work to expand the business significantly. This business did over $200 million in sales just 2 years ago, and we believe with our Premium Audio company management team and existing infrastructure, we can rebuild worldwide sales over the next few years.On our third quarter call, I said that we expected to see Premium Audio product sales grow by over $100 million and we finished the year with sales up by almost $130 million. The big retail quarter for us, as many of you know, is Q3, as that is the big holiday selling season. And prior to the holidays, we will be launching a number of new products in the home theater, sound bar and headphone categories, all with target launch dates between June and August.Coming to market in June will be our Cinema 800 and 1200 sound bars with Dolby Atmos. Customers are

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Exhibit 99.2

very bullish on these new units as our Cinema 400 and 600 series did very well, and in fact, the 400 series was named the best sound bar for under $300 by CNET.We will also be launching our new True Wireless headphones in August. The T5 II will lead the way, and it's a high-tech headphone with sound cancellation and the first to have an integrated operating system to control content and your phone through head gestures. If you get a phone call and are listening to music, you shake your head and reject the call or nod to accept it. If you want to change a song, you can simply control that with motions...very unique features.As we announced recently, 11 TC will also carry the TEAC and ESOTERIC audio brands and will start to generate sales in the second quarter with initial distribution being in the United States.We are expecting the Consumer Electronics segments to grow in fiscal 2022. Should the transaction with Onkyo be consummated, that would boost sales, gross profit and overall profitability in the back end of our fiscal year.Our Commercial business, which dipped in fiscal '21 due to COVID should improve as well. Movie theaters are opening up, and we're starting to see an uptick in cinema sales. Hotels and restaurants are expanding capacity, and that, too, should have a gradual and positive impact.One other thing to note are the various Klipsch partnerships. We are the official speaker of Margaritaville Hotels & Resorts, Hard Rock Hotels and Casinos, the Darden Group and with Mood, which is expanding worldwide. Last year, we partnered with McLaren in Formula One, and it did very well, helping to expand Klipsch's reach into new demographics. We have a new strategic partnership with the PGA this year, which will launch in the summer. And similar to the McLaren alliance, we will come out with co-branded products, building off our T5 sport headphone and Groove music system, again, expanding reach and target audience.As for the Biometric segments, we grew in fiscal '21, but the story is about the future. We were awarded a major healthcare contract, which I talked about, have several projects in the testing phase and brought new solutions to market. The big milestone is the proposed transaction we announced with GalvanEyes Partners, a new LLC created and run by Beat Kahli. This agreement was a culmination of the process that we began roughly a year ago, where we were looking to find a strategic partner that could help move EyeLock technology into markets we didn't serve and expedite our growth plans. Beat Kahli and the team has assembled have vast networks globally that will be leveraged.GalvanEyes Partners will become the exclusive distributor of EyeLock products in the EU, Switzerland, Puerto Rico, Malaysia and Singapore, with the exception of any existing business. They also will have the exclusive distribution rights in the United States for the residential real estate market and 2 specific U.S. government agencies. They have nonexclusive rights to other territories and verticals upon our consent. As per the agreement, they will pay EyeLock $10 million in the form of annual fee up to $5 million and any gross profit they generate for EyeLock on their product purchases will be deducted from the annual

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Exhibit 99.2

fee. There's a put/call arrangement, which is detailed in our announcement. Because of Mr. Kahli's ownership in VOXX, the transaction terms will be in our proxy and presented to the shareholders for approval at our annual meeting on July 29. If approved, this deal will significantly improve EyeLock's results.At this time, I'll turn the call over to Mike, and then we will open it up for Q&A. Mike?─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorThanks, Pat, and good afternoon, everyone. Fourth quarter net sales were up over 60%. And as Pat noted, all segments grew year-over-year. Automotive segment net sales grew close to 90%, with OEM up 11.6% and aftermarket product sales up over 150%, principally due to the acquisitions. Consumer segment net sales were up approximately 50%, with Premium Audio product sales up over 95% and other CE product sales down over 13%, primarily due to store closures domestically as well as in Germany, where we have a significant market presence in accessories. While the Biometric segment had a large percentage increase, the overall impact was approximately $70,000.Consolidated gross margins were down 210 basis points, though gross profit dollars increased by $13.8 million. This was principally due to products sold through new distribution channels and those through 11TC. While these sales carry lower gross margin, expenses were -- are also lower to support these programs, and it has had a positive impact on our bottom line. Total operating expenses declined by $25.1 million year-over-year, though we had $30.2 million of intangible asset impairment charges in fiscal '20 fourth quarter and $1.3 million in the fourth quarter of fiscal '21.We also had $600,000 of expenses related to VSM in Q4  of fiscal '20, whereas in the fiscal '21 fourth quarter, operating expenses related to both VSM and DEI were $4.6 million, a net change of $4 million. Essentially, core overhead was flat for the comparative periods, excluding the impairment and operating expenses added from acquisitions.In fiscal '22, make note that we will have, 1, a full year of DEI expenses; 2, a full year of more normalized employee related expenses; 3, more advertising and market expenses as trade resumes though not in the volume of prior years. And of course, more travel as the country opens up.Pat provided bottom-line highlights, so I'll move on to our annual comparisons.We reported a $168.7 million increase in total net sales, and similar to the fourth quarter, all segments experienced gains year-over-year. The Automotive Electronics segment had net sales of close to $164 million, up close to $50 million or over 43%. OEM sales were down approximately $3.5 million due to all of the plant closures Pat discussed. And aftermarket product sales increased by more than $53 million due to the acquisitions and in spite of store closures around the country.Our Consumer Electronics segment had net sales of over $398 million, up close to $119 million or 42%. Similar to my fourth quarter comments, Premium Audio was up significantly, over 75%, with other CE

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Exhibit 99.2

product sales down just under 10%. Biometric segment's net sales were up approximately $400,000 year-over-year.Consolidated gross margins were 28.1%, up 30 basis points. Automotive segment gross margins increased 370 basis points. CE segment gross margins declined by 120 basis points, and the Biometric segment gross margins were negative for both periods. The VSM and DEI acquisitions positively impacted gross margins due to the mix of products sold, though lower OEM volumes for rear-seat entertainment products, again sold,( mostly due to plant closures potentially offset higher gains. Also note, sales through 11TC carry lower gross margins, but positively contributed to the year-over-year increase in gross profit dollars.Total operating expenses of $136.1 million were down $24 million year-over-year. They were up roughly $4.9 million, excluding the intangible asset impairment charges with $13.6 million or higher expenses due to the acquisitions. We had significantly lowered our overhead during the early stages of COVID, and in the second half of the year, gradually added back expenses related to headcount, furloughs and T&E. As people return to work and as some of the major shows resume operations, we anticipate higher expenses accordingly. With that in mind, we are always looking to drive efficiencies and reduce costs where we can.Within other income in fiscal '21, we reported other income of $5.2 million compared to $9.4 million in fiscal '20. There were some offsetting factors, but the major variance is the $4.1 million gain we recorded related to the sale of our Pulheim facility in Germany in the prior fiscal year. ASA, our 50-50 joint venture, reported a $2.2 million year-over-year increase, which was partially offset by foreign exchange gains and losses for the comparable periods, as noted in our Form 10-K.As Pat provided operating and net income and adjusted EBITDA comparisons, I'll move on with a few comments related to our balance sheet.We ended the fiscal year with $59.4 million in cash, and cash equivalents up $22 million compared to the end of fiscal '20. Note, we used cash of $11 million this past fiscal year to fund DEI acquisitions, which closed on July 1, 2020. Note the VSM acquisition, which we had discussed was in our fourth quarter of fiscal '20 and closed on January 31, 2020. That had a cash purchase price of $16.5 million.Our total debt position was $7.1 million or $8.2 million for the same periods, respectively. Our total long-term debt less debt issuance costs was $6 million as of February 28, 2020, compared to $6.1 million at fiscal '20 year-end. Barring acquisitions or any major shifts in our business and the world, we anticipate our cash position will increase in fiscal 2022. We have sufficient working capital, and our balance sheet remains strong.That concludes my remarks, and operator, we're ready to open up the call for questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) And we have a question from Matthew Chen, a private investor.─────────────────────────────────────────────────────────────────────────────────────   - I'd like to understand the accounting treatment of the proposed or proposed accounting treatment of the proposed distribution agreement with EyeLock. How would it appear? How would it get translated into the various balance sheet items?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorLet's say -- well, first it was a standalone agreement, anything that they purchased would be booked as a sale and the gross profit recorded would be recorded on EyeLock's books.─────────────────────────────────────────────────────────────────────────────────────   - Okay. But what about the put and call agreement? How would they be reflected?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThe put and call is -- first off, the puts and call, other than for a sale or an IPO or anything like that, would not happen in the first 2 years of the year agreement. I would have to ask our accounting department how they're treating the put and call on the books. There will be a valuation that is done, that will deal with that, and that will be in the details on our proxy.─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorThe -- at this point, as Pat mentioned, the put and call and the transaction itself is going through with a fairness opinion, which we're working on this time. But as for the balance sheet, they'll probably basically stay neutral, but we're just looking at the accounting treatment as we speak, in reference to that put and call. The real impact on the balance sheet and P&Ls for that operation is the distribution agreement itself, which holds the company with a minimum of $5 million and was considered a GP.─────────────────────────────────────────────────────────────────────────────────────   - Right, right. I mean so that you're guaranteed at least a gross margin of $5 million per year, at least for 2 years until the options become exercisable, I suppose?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes.─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorThat is correct. And as Pat mentioned, because of the strength of the team it's joining, we feel that, that's going to give us more market potential.─────────────────────────────────────────────────────────────────────────────────────   - Okay. Understood. If there's time, I'd like to ask another question relating to the Automotive segment as well?─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorSure.─────────────────────────────────────────────────────────────────────────────────────   - I'd just like to understand, what are the types of products that are being sold by VSM to the trucking companies that you mentioned, the Navistar and [Metro Lane] or whatever?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThe primary products that we sell through VSM are heavy-duty turn signals for trucks, okay, and certain lighting.─────────────────────────────────────────────────────────────────────────────────────   - Okay. Okay. Understood. And yet another question, since I'm very interested in VOXX. What about the infotainment system? Is your supply chain affected at all by the widespread news of shortage in the auto? Or as you said, you've made agreements in advance for various parts anyway. But generally, is my understanding correct that the electronics, the chips that are used for the infotainment systems, they're typically more consumer-type chips, and they're not the automotive-type devices.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorNo, these are -- in order to be on the OEM, these are automotive-grade chips because they have to work in an automotive environment. But we have secured enough chips to launch the product and at twice the length, this is pretty much on target as far as the launch, the first vehicle that will come out with is their new Grand Wagoneer. And we've secured enough parts for it to get us through that launch and supply additional products for the year.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) We have a question from Stephen Janis.─────────────────────────────────────────────────────────────────────────────────────   - I'm a long-term shareholder. Great, I'm in Florida, and I see our products in Costco all the time, and they're giving you a lot of shelf space.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes, they are.─────────────────────────────────────────────────────────────────────────────────────   - My question is, so for the last couple of calls, you've mentioned the medical devices with EyeLock. Is that what you referred to before? Well you finally said something about it, because you've never -- you've

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Exhibit 99.2

mentioned it, but there's never been any information around it. So is this what we're looking forward to?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes. What we're looking forward there is, we have won an award that will incorporate the EyeLock technology into certain healthcare products that are supplied by a major worldwide health care provider as far as manufacture. And we -- under NDA, we cannot divulge what the product is or who it's for. But we are in the process of integrating our technology into their new lineup of products, that, for the most part, will have a limited launch in 2023 with a targeted general launch towards the end of the year. These are very sophisticated machines and they're quite expensive, designed for hospitals. So this is an award that we think not only generates revenue for us, but really validates our technology within the healthcare space.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) There are no further questions on queue. Presenters, you may continue.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorOkay. Well, I know this is unusual that we have our call this late. So I'm sure that everybody wants to get home. If there are no further questions, I want to thank you for your interest in VOXX, and wish you a nice evening.─────────────────────────────────────────────────────────────────────────────────────OperatorAnd ladies and gentlemen, this concludes today's conference call. Thank you for participating. You may now disconnect.─────────────────────────────────────────────────────────────────────────────────────

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Exhibit 99.2

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